Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference November 8, 2017, at 9:30 a.m. CST.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. Cellular reports third quarter 2017 results

U.S. Cellular continues to grow customer base and raises guidance

CHICAGO, (November 8, 2017) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $963 million for the third quarter of 2017, versus $1,023 million for the same period one year ago. Net loss attributable to U.S. Cellular shareholders and related diluted loss per share were $299 million and $3.51, respectively, as a result of a $370 million ($309 million, net of tax) non-cash charge related to goodwill impairment recorded during the three months ended September 30, 2017.  This compares to Net income attributable to U.S. Cellular shareholders and related diluted earnings per share of $17 million and $0.20, respectively, in the same period one year ago.  Excluding this goodwill impairment charge, Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $10 million and $0.11, respectively, for the three months ended September 30, 2017.

“I am quite pleased with the operating results for the quarter as we continued to build on the momentum of the previous quarter, growing subscribers and increasing customer loyalty while tightly managing costs,” said Kenneth R. Meyers, U.S. Cellular president and CEO.  “We added postpaid handset subscribers and experienced another quarter of exceptionally low handset churn driven by greater adoption of our Total Plans and attractive promotions. Overall, we are competing effectively in the marketplace.  Our subscriber results are strong evidence that customers value our Total Plans and love the quality of our award winning network.  We believe we have found a good balance of promotional offers to get new customers into our stores, and we treat all of our customers exceptionally well with our customer-focused service orientation.

“Thanks to disciplined cost management, operating expenses were down across all major categories including cost of equipment sold and selling, general and administrative expenses, helping to offset lower average revenue per user (ARPU) caused by industry-wide price competition.   Even as data traffic continues to grow, our engineers have worked hard to ensure our network efficiency is at the highest level and system operations expenses continue to decrease. These cost savings coupled with the growth in customers gave us reason to raise guidance on important metrics like Adjusted EBITDA.  We increased guidance despite industry-wide pricing pressure which was a key driver to both the year-over-year decline in revenue and our decision to write off goodwill.  In light of all the value the wireless industry is delivering to consumers and businesses every day, these pricing declines are unfathomable.”

2017 Estimated Results

U.S. Cellular’s current estimates of full-year 2017 results are shown below.  Such estimates represent management’s view as of November 8, 2017.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2017 Estimated Results
	Current		Previous
(Dollars in millions)
Total operating revenues (1)	$3,850-$3,950		$3,800-$4,000
Adjusted OIBDA (1)(2)(3)	$600-$700		$550-$650
Adjusted EBITDA (2)	$740-$840		$700-$800
Capital expenditures	Approx.	$500	Unchanged

The following table provides a reconciliation of Net Income (loss) to Adjusted OIBDA and Adjusted EBITDA for 2017 estimated results, actual results for the nine months ended September 30, 2017, and actual results for the year ended December 31, 2016.  In providing 2017 estimated results, U.S. Cellular has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, U.S. Cellular is unable to provide such guidance.

		Actual Results
	2017 Estimated Results	Nine Months Ended September 30, 2017	Year Ended December 31, 2016
(Dollars in millions)
Net income (loss) (GAAP)	N/A	$(259)	$49
Add back:
Income tax expense (benefit)	N/A	(19)	33
Income (loss) before income taxes (GAAP)	$(350)-(250)	$(278)	$82
Add back:
Interest expense	110	85	113
Depreciation, amortization and accretion expense	610	460	618
EBITDA (Non-GAAP)	$370-470	$267	$813
Add back (deduct):
Loss on impairment of goodwill	370	370	–
(Gain) loss on sale of business and other exit costs, net	–	(1)	–
(Gain) loss on license sales and exchanges, net	(20)	(19)	(19)
(Gain) loss on assets disposals, net	20	14	22
Adjusted EBITDA (Non-GAAP) (2)	$740-840	$631	$816
Deduct:
Equity in earnings of unconsolidated entities	130	101	140
Interest and dividend income (1)	10	6	6
Other, net	–	1	1
Adjusted OIBDA (Non-GAAP) (1)(2)(3)	$600-700	$523	$669

Note: Totals may not foot due to rounding differences.

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)

Adjusted EBITDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted OIBDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  U.S. Cellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of U.S. Cellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of U.S. Cellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income (loss) or Income (loss) before income taxes.

(3)	A reconciliation of Adjusted OIBDA (Non-GAAP) to Operating income (GAAP) for September 30, 2017, actual results can be found on U.S. Cellular’s website at investors.uscellular.com.

Conference Call Information

U.S. Cellular will hold a conference call on November 8, 2017 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.uscellular.com or at https://www.webcaster4.com/Webcast/Page/1145/23219.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5.1 million connections in 22 states. The Chicago-based company had 6,000 full- and part-time associates as of September 30, 2017. At the end of the third quarter of 2017, Telephone and Data Systems, Inc. owned 83 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations of TDS

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:

U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Retail Connections
Postpaid
	Total at end of period	4,513,000	4,478,000	4,455,000	4,482,000	4,484,000
	Gross additions	191,000	174,000	146,000	187,000	174,000
	Feature phones	7,000	7,000	7,000	7,000	10,000
	Smartphones	132,000	116,000	88,000	109,000	105,000
	Connected devices	52,000	51,000	51,000	71,000	59,000
	Net additions (losses)	35,000	23,000	(27,000)	(2,000)	(6,000)
	Feature phones	(15,000)	(15,000)	(19,000)	(21,000)	(20,000)
	Smartphones	44,000	34,000	(9,000)	(4,000)	(7,000)
	Connected devices	6,000	4,000	1,000	23,000	21,000
	ARPU (1)	$43.41	$44.60	$45.42	$45.19	$47.08
	ABPU (Non-GAAP)(2)	$54.71	$55.19	$55.82	$55.43	$56.79
	ARPA (3)	$116.36	$119.73	$121.88	$120.67	$125.31
	ABPA (Non-GAAP)(4)	$146.65	$148.15	$149.78	$148.02	$151.16
	Churn rate (5)	1.16%	1.13%	1.29%	1.41%	1.34%
	Handsets	0.96%	0.91%	1.08%	1.23%	1.22%
	Connected devices	2.33%	2.35%	2.55%	2.49%	2.04%
Prepaid
	Total at end of period	515,000	484,000	480,000	484,000	480,000
	Gross additions	102,000	73,000	78,000	83,000	132,000
	Net additions (losses)	31,000	3,000	(4,000)	4,000	67,000
	ARPU (1)	$33.12	$33.52	$33.66	$33.25	$34.39
	Churn rate (5)	4.75%	4.93%	5.69%	5.44%	4.84%
Total connections at end of period (6)		5,089,000	5,023,000	4,996,000	5,031,000	5,030,000
Market penetration at end of period
Consolidated operating population		31,834,000	32,089,000	32,089,000	31,994,000	31,994,000
Consolidated operating penetration (7)		16%	16%	16%	16%	16%
Capital expenditures (millions)		$112	$84	$61	$171	$103
Total cell sites in service		6,436	6,421	6,417	6,415	6,374
Owned towers		4,051	4,044	4,041	4,040	4,015

(1)

Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (ABPU) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (ABPA) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Includes reseller and other connections.
(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended September 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service(1)	$737	$784	$(47)	(6)%
Equipment sales	226	239	(13)	(5)%
Total operating revenues(1)	963	1,023	(60)	(6)%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	185	196	(11)	(6)%
Cost of equipment sold	261	280	(19)	(7)%
Selling, general and administrative	350	370	(20)	(5)%
Depreciation, amortization and accretion	153	155	(2)	(2)%
Loss on impairment of goodwill	370	–	370	N/M
(Gain) loss on asset disposals, net	5	7	(2)	(26)%
(Gain) loss on sale of business and other exit costs, net	(1)	–	(1)	N/M
(Gain) loss on license sales and exchanges, net	–	(7)	7	100%
Total operating expenses	1,323	1,001	322	32%

Operating income (loss)(1)	(360)	22	(382)	>(100)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	35	38	(3)	(7)%
Interest and dividend income(1)	2	1	1	68%
Interest expense	(28)	(28)	–	(2)%
Total investment and other income(1)	9	11	(2)	(21)%

Income (loss) before income taxes	(351)	33	(384)	>(100)%
Income tax expense (benefit)	(53)	15	(68)	>(100)%
Net income (loss)	(298)	18	(316)	>(100)%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	1	1	–	(9)%
Net income (loss) attributable to U.S. Cellular shareholders	$(299)	$17	$(316)	>(100)%

Basic weighted average shares outstanding	85	85	–	-
Basic earnings (loss) per share attributable to U.S. Cellular shareholders	$(3.51)	$0.20	$(3.71)	>(100)%

Diluted weighted average shares outstanding	85	85	–	-
Diluted earnings (loss) per share attributable to U.S. Cellular shareholders	$(3.51)	$0.20	$(3.71)	>(100)%

N/M - Percentage change not meaningful

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Nine Months Ended September 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service(1)	$2,223	$2,330	$(107)	(5)%
Equipment sales	639	655	(16)	(3)%
Total operating revenues(1)	2,862	2,985	(123)	(4)%

Operating expenses
System operations (excluding Depreciation, amortization
and accretion reported below)	549	572	(23)	(4)%
Cost of equipment sold	749	799	(50)	(6)%
Selling, general and administrative	1,041	1,089	(48)	(4)%
Depreciation, amortization and accretion	460	462	(2)	-
Loss on impairment of goodwill	370	–	370	N/M
(Gain) loss on asset disposals, net	14	16	(2)	(17)%
(Gain) loss on sale of business and other exit costs, net	(1)	–	(1)	>(100)%
(Gain) loss on license sales and exchanges, net	(19)	(16)	(3)	(16)%
Total operating expenses	3,163	2,922	241	8%

Operating income (loss)(1)	(301)	63	(364)	>(100)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	101	110	(9)	(8)%
Interest and dividend income(1)	6	4	2	45%
Interest expense	(85)	(84)	(1)	(1)%
Other, net	1	–	1	(9)%
Total investment and other income(1)	23	30	(7)	(25)%

Income (loss) before income taxes	(278)	93	(371)	>(100)%
Income tax expense (benefit)	(19)	39	(58)	>(100)%
Net income (loss)	(259)	54	(313)	>(100)%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	2	1	1	>100%
Net income (loss) attributable to U.S. Cellular shareholders	$(261)	$53	$(314)	>(100)%

Basic weighted average shares outstanding	85	85	–	-
Basic earnings (loss) per share attributable to
U.S. Cellular shareholders	$(3.07)	$0.63	$(3.70)	>(100)%

Diluted weighted average shares outstanding	85	85	–	-
Diluted earnings (loss) per share attributable to
U.S. Cellular shareholders	$(3.07)	$0.63	$(3.70)	>(100)%

N/M - Percentage change not meaningful

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

United States Cellular Corporation

Consolidated Statement of Cash Flows

(Unaudited)

	Nine Months Ended
	September 30,
	2017	2016
(Dollars in millions)
Cash flows from operating activities
Net income (loss)	$(259)	$54
Add (deduct) adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation, amortization and accretion	460	462
Bad debts expense	64	69
Stock-based compensation expense	21	19
Deferred income taxes, net	(73)	11
Equity in earnings of unconsolidated entities	(101)	(110)
Distributions from unconsolidated entities	85	55
Loss on impairment of goodwill	370	–
(Gain) loss on asset disposals, net	14	16
(Gain) loss on sale of business and other exit costs, net	(1)	–
(Gain) loss on license sales and exchanges, net	(19)	(16)
Noncash interest	1	1
Other operating activities	–	(2)
Changes in assets and liabilities from operations
Accounts receivable	(16)	1
Equipment installment plans receivable	(164)	(160)
Inventory	36	2
Accounts payable	(58)	45
Customer deposits and deferred revenues	(13)	(41)
Accrued taxes	31	38
Accrued interest	9	7
Other assets and liabilities	7	(36)
Net cash provided by operating activities	394	415

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(252)	(280)
Cash paid for licenses	(189)	(46)
Cash paid for investments	(50)	–
Cash received from divestitures and exchanges	19	20
Federal Communications Commission deposit	–	(143)
Net cash used in investing activities	(472)	(449)

Cash flows from financing activities
Repayment of long-term debt	(9)	(8)
Common shares reissued for benefit plans, net of tax payments	1	4
Common shares repurchased	–	(2)
Payment of debt issuance costs	–	(2)
Distributions to noncontrolling interests	(2)	(1)
Other financing activities	–	2
Net cash used in financing activities	(10)	(7)

Net decrease in cash and cash equivalents	(88)	(41)

Cash and cash equivalents
Beginning of period	586	715
End of period	$498	$674

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	September 30,	December 31,
	2017	2016
(Dollars in millions)
Current assets
Cash and cash equivalents	$498	$586
Short-term investments	50	–
Accounts receivable from customers and others, net	757	727
Inventory, net	102	138
Prepaid expenses	76	84
Other current assets	21	23
Total current assets	1,504	1,558

Assets held for sale	5	8

Licenses	2,225	1,886
Goodwill	–	370
Investments in unconsolidated entities	429	413

Property, plant and equipment
In service and under construction	7,576	7,712
Less: Accumulated depreciation and amortization	5,313	5,242
Property, plant and equipment, net	2,263	2,470

Other assets and deferred charges	354	405

Total assets	$6,780	$7,110

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2017	2016
(Dollars and shares in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$18	$11
Accounts payable
Affiliated	11	12
Trade	259	309
Customer deposits and deferred revenues	176	190
Accrued taxes	65	39
Accrued compensation	68	73
Other current liabilities	76	84
Total current liabilities	673	718

Deferred liabilities and credits
Deferred income tax liability, net	753	826
Other deferred liabilities and credits	321	302

Long-term debt, net	1,626	1,618

Noncontrolling interests with redemption features	1	1

Equity
U.S. Cellular shareholders’ equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,543	1,522
Treasury shares	(120)	(136)
Retained earnings	1,884	2,160
Total U.S. Cellular shareholders’ equity	3,395	3,634

Noncontrolling interests	11	11

Total equity	3,406	3,645

Total liabilities and equity	$6,780	$7,110

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
(Dollars in millions)
Cash flows from operating activities (GAAP)	$174	$155	$394	$415
Less: Cash paid for additions to property, plant and equipment	96	102	252	280
Free cash flow (Non-GAAP) (1)	$78	$53	$142	$135

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

Net income (loss) excluding goodwill impairment charge

The following non-GAAP financial measures present certain information in the table below excluding the effect of the goodwill impairment charge and related tax effects.  The goodwill impairment charge, which occurred in the third quarter of 2017, is being excluded in this presentation, as it is not related to the current operations of U.S. Cellular.  U.S. Cellular believes these measures may be useful to investors and other users of its financial information when comparing the current period financial results with periods that were not impacted by such a charge.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
(Dollars in millions, except per share amounts)
Net income (loss) attributable to U.S. Cellular shareholders (GAAP)	$(299)	$17	$(261)	$53
Adjustments:
Loss on impairment of goodwill	370	–	370	–
Tax benefit on impairment of goodwill(1)	(61)	–	(61)	–
Total adjustments (Non-GAAP)	309	–	309	–
Net income attributable to U.S. Cellular shareholders excluding goodwill impairment charge (Non-GAAP)	$10	$17	$48	$53

Diluted earnings (loss) per share attributable to U.S. Cellular shareholders (GAAP)	$(3.51)	$0.20	$(3.07)	$0.63
Adjustments:
Adjustment to weighted average diluted shares(2)	0.03	–	0.03	–
Loss on impairment of goodwill	4.30	–	4.31	–
Tax benefit on impairment of goodwill(1)	(0.71)	–	(0.71)	–
Diluted earnings per share attributable to U.S. Cellular shareholders excluding goodwill impairment charge (Non-GAAP)	$0.11	$0.20	$0.56	$0.63

Diluted weighted average shares outstanding (GAAP)	85	85	85	85
Adjustment to weighted average diluted shares(2)	1	–	1	–
Adjusted diluted weighted average shares (Non-GAAP)	86	85	86	85

(1)	Tax benefit represents the amount associated with the tax-deductible portion of the loss on goodwill impairment.

(2)	Adjustment to reflect the incremental shares deemed anti-dilutive for GAAP diluted earnings per share.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined herein, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment sales revenues received from customers.

For the Quarter Ended	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$586	$597	$608	$607	$635
Average number of postpaid connections	4.50	4.47	4.46	4.48	4.49
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$43.41	$44.60	$45.42	$45.19	$47.08

Calculation of Postpaid ABPU
Postpaid service revenues	$586	$597	$608	$607	$635
Equipment installment plan billings	152	142	139	138	131
Total billings to postpaid connections	$738	$739	$747	$745	$766
Average number of postpaid connections	4.50	4.47	4.46	4.48	4.49
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$54.71	$55.19	$55.82	$55.43	$56.79

Calculation of Postpaid ARPA
Postpaid service revenues	$586	$597	$608	$607	$635
Average number of postpaid accounts	1.68	1.66	1.66	1.68	1.69
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$116.36	$119.73	$121.88	$120.67	$125.31

Calculation of Postpaid ABPA
Postpaid service revenues	$586	$597	$608	$607	$635
Equipment installment plan billings	152	142	139	138	131
Total billings to postpaid accounts	$738	$739	$747	$745	$766
Average number of postpaid accounts	1.68	1.66	1.66	1.68	1.69
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$146.65	$148.15	$149.78	$148.02	$151.16